UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On November 2, 2009, Masimo Corporation announced that the United States Court of Appeals for the Ninth Circuit affirmed the 2006 decision of the United States District Court for the Central District of California that Tyco Healthcare violated the antitrust laws through anticompetitive business practices related to the sale of its Nellcor pulse oximetry products.

A copy of Masimo’s press release regarding the decision is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information, including Exhibit 99.1, in this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated November 2, 2009, issued by Masimo Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: November 2, 2009	By:	/S/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 2, 2009, issued by Masimo Corporation